Earnings Conference Call August 2, 2017 Quarter Ended June 30, 2017

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward- looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. Our acquisition accounting, including the acquisition gains, are preliminary as management continues to evaluate the fair value of the net assets acquired and consideration transferred. In addition, the allocation of the purchase price is based on estimates and assumption that are subject to change with the measurement period. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Gross margin $ 76,676 $ 49,839 $ 42,523 Gross margin as a percentage of net sales 28.0% 25.2% 23.0% Selling, general and administrative $ 37,870 $ 29,317 $ 25,914 SG&A as a percentage of net sales 13.8% 14.8% 14.0% Operating income (loss) $ 27,784 $ 8,742 $ 8,898 Net income (loss) $ 221,404 $ 52,914 $ (12,205) Per basic and diluted share data: Net income (loss) per basic share $ 4.67 $ 1.13 $ (0.26) Net income (loss) per diluted share 3.84 0.93 (0.26) Weighted avg. shares - basic 47,381 46,803 46,349 Weighted avg. shares - diluted 57,731 57,130 46,349

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Adjusted gross margin $ 76,986 $ 50,230 $ 43,215 Adjusted gross margin as a percentage of net sales 28.1% 25.4% 23.4% Adjusted selling, general and administrative $ 35,984 $ 25,848 $ 21,980 Adjusted SG&A as a percentage of net sales 13.1% 13.1% 11.9% Adjusted operating income (loss) $ 31,658 $ 17,912 $ 14,362 Adjusted net income (loss) $ 19,242 $ 7,845 $ 3,306 Adjusted EBITDA $ 43,291 $ 27,230 $ 24,272 Adjusted EBITDA margin as a percentage of net sales 15.8% 13.8% 13.1% Per share data: Adjusted net income (loss) - basic $ 0.41 $ 0.17 $ 0.07 Adjusted net income (loss) - diluted $ 0.33 $ 0.14 $ 0.06 Weighted avg. shares - basic 47,381 46,803 46,349 Weighted avg. shares - diluted 57,731 57,130 52,097

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365.5 (Amounts in millions, except DSO and DPO) Jun 2017 Mar 2017 FX Impact Cash, cash equivalents $ 225.6 $ 109.8 $ 0.9 Capital expenditures $ 7.3 $ 10.6 Short-term debt $ 20.4 $ 2.0 Long-term debt 330.3 387.3 Debt (discount)/premium and issuance costs (15.1) (1.1) Total debt $ 335.6 $ 388.2 $ — Equity $ 386.5 $ 154.7 $ 5.8 Net working capital (1) $ 194.1 $ 170.8 $ (2.4) Days in receivables (DSO)(2) 46 43 Days in payables (DPO)(3) 63 43

LTM Operating Income Margins U.S. GAAP (Unaudited) 6 7.0% 6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 5.5% 4.0% 4.6% 4.6% 6.3%

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 7 15.0% 14.5% 14.0% 13.5% 13.0% 12.5% Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 13.0% 13.3% 13.6% 13.9% 14.7%

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) 8 For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Net sales $ 182,119 $ 148,970 $ 141,944 Gross margin (U.S. GAAP) 62,245 45,804 40,945 Gross margin as a percentage of net sales 34.2% 30.7% 28.8% Adjustments: Stock-based compensation expense 213 261 265 Adjusted gross margin (non-GAAP) $ 62,458 $ 46,065 $ 41,210 Adjusted gross margin as a percentage of net sales 34.3% 30.9% 29.0%

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytics (Unaudited) 9 For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Net sales $ 48,010 $ 48,549 $ 42,991 Gross margin (U.S. GAAP) 5,092 4,035 1,578 Gross margin as a percentage of net sales 10.6% 8.3% 3.7% Adjustments: Stock-based compensation expense 97 130 119 Plant start-up costs — — 308 Adjusted gross margin (non-GAAP) $ 5,189 $ 4,165 $ 2,005 Adjusted gross margin as a percentage of net sales 10.8% 8.6% 4.7%

Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators(1) (Unaudited) 10 For the Quarter Ended (Amounts in thousands) Jun 2017 Net sales $ 43,871 Gross margin 9,339 Gross margin as a percentage of net sales 21.3% (1) Electro-magnetic, Sensors & Actuators ("MSA") is a new segment which is comprised of TOKIN’s non-tantalum capacitor business acquired in connection with the TOKIN Acquisition on April 19, 2017.

Sales Summary - Q1 FY2018 (Unaudited) 11

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 13 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2017 Mar 2017 Jun 2016 Net Sales $ 274,000 $ 197,519 $ 184,935 Gross Margin (U.S. GAAP) $ 76,676 $ 49,839 $ 42,523 Gross margin as a percentage of net sales 28.0% 25.2% 23.0% Adjustments: Stock-based compensation expense 310 391 384 Plant start-up costs — — 308 Adjusted gross margin (non-GAAP) $ 76,986 $ 50,230 $ 43,215 Adjusted gross margin as a percentage of net sales 28.1% 25.4% 23.4%

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 14 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Selling, general and administrative expenses (U.S. GAAP) $ 37,870 $ 29,317 $ 25,914 Selling, general, and administrative as a percentage of net sales 13.8% 14.8% 14.0% Less adjustments: ERP integration/IT transition costs — 1,760 1,768 Stock-based compensation expense 745 806 785 Legal expenses related to antitrust class actions 1,141 406 1,175 TOKIN investment-related expenses — 497 206 Adjusted selling, general and administrative expenses (non-GAAP) $ 35,984 $ 25,848 $ 21,980 Adjusted selling, general, and administrative as a percentage of net sales 13.1% 13.1% 11.9%

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 15 For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Operating income (loss) (U.S. GAAP) $ 27,784 $ 8,742 $ 8,898 Adjustments: Restructuring charges 1,613 1,087 688 Legal expenses related to antitrust class actions 1,141 406 1,175 Stock-based compensation expense 1,101 1,249 1,228 Net (gain) loss on sales and disposals of assets 19 85 91 ERP integration/IT transition costs — 1,760 1,768 TOKIN investment-related expenses — 497 206 Plant start-up costs — — 308 Write down of long-lived assets — 4,086 — Adjusted operating income (loss) (non-GAAP) $ 31,658 $ 17,912 $ 14,362

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (in thousands) Jun 2017 Mar 2017 Jun 2016 Net income (loss) (U.S. GAAP) $ 221,404 $ 52,914 $ (12,205) Adjustments: Equity (income) loss from TOKIN (75,417) (41,372) (223) Acquisition Gain (136,386) — — Net foreign exchange (gain) loss 5,043 1,507 (1,920) Restructuring charges 1,613 1,087 688 Legal expenses related to antitrust class actions 1,141 406 1,175 Stock-based compensation expense 1,101 1,249 1,228 (Gain) loss on early extinguishment of debt 486 — — Amortization included in interest expense 460 200 190 Income tax effect of non-U.S. GAAP adjustments (1) (222) (374) — Net (gain) loss on sales and disposals of assets 19 85 91 Change in value of TOKIN option — (14,200) 12,000 ERP integration/IT transition costs — 1,760 1,768 TOKIN investment-related expenses — 497 206 Write down of long-lived assets — 4,086 — Plant start-up costs — — 308 Adjusted net income (loss) (non-GAAP) $ 19,242 $ 7,845 $ 3,306 Adjusted net income (loss) per share - basic $ 0.41 $ 0.17 $ 0.07 Adjusted net income (loss) per share - diluted $ 0.33 $ 0.14 $ 0.06 Adjusted EBITDA (non-GAAP) $ 43,291 $ 27,230 $ 24,272 Weighted avg. shares - basic 47,381 46,803 46,349 Weighted avg. shares - diluted 57,731 57,130 52,097 16 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 17 For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Net income (loss) (U.S. GAAP) $ 221,404 $ 52,914 $ (12,205) Interest expense, net 10,894 9,994 9,920 Income tax expense (benefit) 1,150 (150) 1,800 Depreciation and amortization 12,243 9,367 9,436 EBITDA (non-GAAP) 245,691 72,125 8,951 Excluding the following items: Equity (income) loss from TOKIN (75,417) (41,372) (223) Acquisition Gain (136,386) — — Net foreign exchange (gain) loss 5,043 1,507 (1,920) Restructuring charges 1,613 1,087 688 Legal expenses related to antitrust class actions 1,141 406 1,175 Stock-based compensation expense 1,101 1,249 1,228 (Gain) loss on early extinguishment of debt 486 — — Net (gain) loss on sales and disposals of assets 19 85 91 Change in value of TOKIN option — (14,200) 12,000 Write down of long-lived assets — 4,086 — TOKIN investment-related expenses — 497 206 Plant start-up costs — — 308 ERP integration/IT transition costs — 1,760 1,768 Adjusted EBITDA (non-GAAP) $ 43,291 $ 27,230 $ 24,272

18 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2015 Dec 2015 Mar 2016 Jun 2016 Jun 2016 Net Sales $ 186,123 $ 177,184 $ 183,926 $ 184,935 $ 732,168 Net income (loss) 7,194 (8,600) (15,173) (12,205) (28,784) Income tax expense (benefit) 1,438 2,760 2,056 1,800 8,054 Interest expense, net 9,808 9,848 9,925 9,920 39,501 Depreciation and amortization 9,265 9,674 10,160 9,436 38,535 EBITDA 27,705 13,682 6,968 8,951 57,306 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (2,200) (700) — 12,000 9,100 Equity (gain) loss from NEC TOKIN (162) 6,505 11,648 (223) 17,768 Restructuring charges 23 1,714 617 688 3,042 ERP integration costs / IT transition costs 282 167 859 1,768 3,076 Stock-based compensation expense 1,328 1,154 1,013 1,228 4,723 Legal expenses related to antitrust class actions 541 1,300 482 1,175 3,498 Net foreign exchange (gain) loss (3,171) (1,036) 122 (1,920) (6,005) NEC TOKIN investment-related expenses 186 225 265 206 882 Plant start-up costs 187 160 319 308 974 Plant shut-down costs — 231 141 — 372 Net (gain) loss on sales and disposals of assets (304) 129 608 91 524 Adjusted EBITDA (non-GAAP) $ 24,415 $ 23,531 $ 23,042 $ 24,272 $ 95,260 Adjusted EBITDA Margin (non-GAAP) 13.1% 13.3% 12.5% 13.1% 13.0%

Quarter Ended LTM (Amounts in thousands, except percentages) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net Sales $ 177,184 $ 183,926 $ 184,935 $ 187,308 $ 733,353 Net income (loss) (8,600) (15,173) (12,205) (4,998) (40,976) Income tax expense (benefit) 2,760 2,056 1,800 830 7,446 Interest expense, net 9,848 9,925 9,920 9,904 39,597 Depreciation and amortization 9,674 10,160 9,436 9,440 38,710 EBITDA 13,682 6,968 8,951 15,176 44,777 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (700) — 12,000 (1,600) 9,700 Equity (gain) loss from NEC TOKIN 6,505 11,648 (223) (181) 17,749 Restructuring charges 1,714 617 688 3,998 7,017 ERP integration costs / IT transition costs 167 859 1,768 1,783 4,577 Stock-based compensation expense 1,154 1,013 1,228 1,104 4,499 Legal expenses related to antitrust class actions 1,300 482 1,175 766 3,723 Net foreign exchange (gain) loss (1,036) 122 (1,920) (724) (3,558) NEC TOKIN investment-related expenses 225 265 206 194 890 Plant start-up costs 160 319 308 119 906 Plant shut-down costs 231 141 — — 372 Net (gain) loss on sales and disposals of assets 129 608 91 84 912 Write down of long-lived assets — — — 6,193 6,193 Adjusted EBITDA (non-GAAP) $ 23,531 $ 23,042 $ 24,272 $ 26,912 $ 97,757 Adjusted EBITDA Margin (non-GAAP) 13.3% 12.5% 13.1% 14.4% 13.3% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 19

Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Dec 2016 Net Sales $ 183,926 $ 184,935 $ 187,308 $ 188,029 $ 744,198 Net income (loss) (15,173) (12,205) (4,998) 12,278 (20,098) Income tax expense (benefit) 2,056 1,800 830 1,810 6,496 Interest expense, net 9,925 9,920 9,904 9,913 39,662 Depreciation and amortization 10,160 9,436 9,440 9,095 38,131 EBITDA 6,968 8,951 15,176 33,096 64,191 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options — 12,000 (1,600) (6,900) 3,500 Equity (gain) loss from NEC TOKIN 11,648 (223) (181) 133 11,377 Restructuring charges 617 688 3,998 (369) 4,934 ERP integration costs / IT transition costs 859 1,768 1,783 1,734 6,144 Stock-based compensation expense 1,013 1,228 1,104 1,139 4,484 Legal expenses related to antitrust class actions 482 1,175 766 293 2,716 Net foreign exchange (gain) loss 122 (1,920) (724) (2,621) (5,143) NEC TOKIN investment-related expenses 265 206 194 204 869 Plant start-up costs 319 308 119 — 746 Plant shut-down costs 141 — — — 141 Net (gain) loss on sales and disposals of assets 608 91 84 132 915 Write down of long-lived assets — — 6,193 — 6,193 Adjusted EBITDA (non-GAAP) $ 23,042 $ 24,272 $ 26,912 $ 26,841 $ 101,067 Adjusted EBITDA Margin (non-GAAP) 12.5% 13.1% 14.4% 14.3% 13.6% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 20

Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2016 Dec 2016 Mar 2017 Jun 2017 Jun 2017 Net Sales $ 187,308 $ 188,029 $ 197,519 $ 274,000 $ 846,856 Net income (loss) (4,998) 12,278 52,914 221,404 281,598 Income tax expense (benefit) 830 1,810 (150) 1,150 3,640 Interest expense, net 9,904 9,913 9,994 10,894 40,705 Depreciation and amortization 9,440 9,095 9,367 12,243 40,145 EBITDA 15,176 33,096 72,125 245,691 366,088 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (1,600) (6,900) (14,200) — (22,700) Equity (gain) loss from NEC TOKIN (181) 133 (41,372) (75,417) (116,837) Acquisition Gain — — — (136,386) (136,386) Restructuring charges 3,998 (369) 1,087 1,613 6,329 ERP integration costs / IT transition costs 1,783 1,734 1,760 — 5,277 Stock-based compensation expense 1,104 1,139 1,249 1,101 4,593 Legal expenses related to antitrust class actions 766 293 406 1,141 2,606 Net foreign exchange (gain) loss (724) (2,621) 1,507 5,043 3,205 NEC TOKIN investment-related expenses 194 204 497 — 895 Plant start-up costs 119 — — — 119 Net (gain) loss on sales and disposals of assets 84 132 85 19 320 (Gain) loss on early extinguishment of debt — — — 486 486 Write down of long-lived assets 6,193 — 4,086 — 10,279 Adjusted EBITDA (non-GAAP) $ 26,912 $ 26,841 $ 27,230 $ 43,291 $ 124,274 Adjusted EBITDA Margin (non-GAAP) 14.4% 14.3% 13.8% 15.8% 14.7% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 21

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 22 Fiscal Year (Amounts in thousands, except percentages) 2017 Net Sales $ 757,791 Net income (loss) 47,989 Income tax expense (benefit) 4,290 Interest expense, net 39,731 Depreciation and amortization 37,338 EBITDA 129,348 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (10,700) Equity (gain) loss from NEC TOKIN (41,643) Restructuring charges 5,404 ERP integration costs / IT transition costs 7,045 Stock-based compensation expense 4,720 Legal expenses related to antitrust class actions 2,640 Net foreign exchange (gain) loss (3,758) NEC TOKIN investment-related expenses 1,101 Plant start-up costs 427 Plant shut-down costs — Net (gain) loss on sales and disposals of assets 392 Write down of long-lived assets 10,279 Pension plan adjustment — (Income) loss from discontinued operations — (Gain) loss on early extinguishment of debt — Professional fees related to financing activities — Adjusted EBITDA (non-GAAP) $ 105,255 Adjusted EBITDA Margin (non-GAAP) 13.9%

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.23

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 24

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 25